                                                                   EXHIBIT 4.10

                       WRITTEN CONSENT OF THE MEMBERS OF
                                FMC CORPORATION
                    EMPLOYEE WELFARE BENEFITS PLAN COMMITTEE



The undersigned, being all of the members of the FMC Corporation Employee Welfare Benefits Plan Committee, vote for, consent to, authorize, and adopt the attached resolutions with the same force and effect as if the undersigned had been present personally at a duly called and held meeting of said Committee, and had voted for the same:

WHEREAS, the Board of Directors of FMC Corporation ("FMC") by resolution dated December 12, 1975, delegated to this Committee fiduciary responsibilities and authority with respect to the employee benefit plans of FMC to the extent permissible under the Employee Retirement Income Security Act of 1974 ("ERISA") and other applicable laws, including, without limitation, the authority on behalf of FMC to establish and amend the plans and trusts, and delegate its fiduciary responsibilities and authority to others;

     WHEREAS, FMC Corporation ("FMC") established and currently maintains an employee benefit plan for certain of its employees known as the FMC 401(k) Plan for Employees Covered by a Collective Bargaining Agreement (the "Plan"); and

     WHEREAS, FMC and United Defense Limited Partnership ("UDLP") have agreed that UDLP shall withdraw as a participating employer from the Plan by means of the adoption by UDLP of a plan and trust identical to the Plan and its related trust;

     RESOLVED, that effective as of August 1, 1997, as provided in Section
12.9.3 of the Plan, UDLP shall withdraw as a "Participating Employer" and is deemed to have adopted a plan and trust identical to the Plan and its related trust, except that all references to the "Company" shall be deemed to refer to UDLP, and Benefit Schedules No. 1 (UDLP, Armaments Systems Division, Minneapolis, Minnesota) and No. 16 (UDLP, Armament Systems Division, Louisville, Kentucky) shall be the only applicable schedules. The UDLP plan shall be know as the "UDLP 401(k) Plan for Employees Covered by a Collective Bargaining Agreement";

     FURTHER RESOLVED, that the members and Secretary of this Committee, the Chairman of its Administration Subcommittee, and the Chairman of its Finance Subcommittee, each empowered to act alone, are hereby authorized and directed to take such actions and to execute such documents (including, without limitation, formal plan or trust amendments) as they consider necessary and appropriate to carry out the intent and purpose of the foregoing resolution, such authority to be conclusively evidenced by the execution and delivery by any of said persons of documents relating to such purpose, and any such actions or documents heretofore taken or executed are hereby ratified and confirmed.

Dated: August 4, 1997



/s/ Michael J. Callahan
-----------------------------
M. J. Callahan



/s/ W. J. Kirby
-----------------------------
W. J. Kirby



/s/ J. Paul McGrath
-----------------------------
J. P. McGrath

                                FMC CORPORATION

                     401(K) PLAN FOR EMPLOYEES COVERED BY

                       A COLLECTIVE BARGAINING AGREEMENT

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989)

                                  BACKGROUND
                                  ----------

          The Company established the FMC Corporation 401(k) Plan for Employees Covered by a Collective Bargaining Agreement (the "Plan") as of April 1, 1987. Effective January 1, 1989, except where otherwise specifically provided, the Company amended and restated the Plan to reflect changes in the tax laws and the issuance of final regulations under Code Section 401(k).

                               TABLE OF CONTENTS

BACKGROUND.............................................................   i

ARTICLE I..............................................................   1
    DEFINITIONS........................................................   1
         Account.......................................................   1
         Account Balance...............................................   1
         Administrator.................................................   1
         Affiliate.....................................................   1
         Annuity Contract..............................................   2
         Beneficiary...................................................   2
         Benefit Commencement Date.....................................   2
         Benefit Schedule..............................................   2
         Board of Directors............................................   2
         Code..........................................................   3
         Company.......................................................   3
         Compensation..................................................   3
         Direct Rollover...............................................   4
         Disabled......................................................   4
         Distributee...................................................   5
         Distribution Date.............................................   5
         Early Retirement Date.........................................   5
         Effective Date................................................   5
         Eligible Employee.............................................   5
         Eligible Retirement Plan......................................   5
         Eligible Rollover Distribution................................   6
         Employee......................................................   6
         Employer......................................................   6
         Employment....................................................   6
         ERISA.........................................................   6
         Family Member.................................................   6
         Funding Agent.................................................   7
         Highly Compensated Employee...................................   7
         Hour of Service...............................................   8
         Investment Fund...............................................  10
         Investment Manager............................................  11
         Non-Highly Compensated Employee...............................  11
         Normal Retirement Age.........................................  11
         Normal Retirement Date........................................  11
         Participant...................................................  11
         Participating Employer........................................  11
         Period of Service.............................................  11
         Plan..........................................................  12

         Plan Year...............................................................   12
         Postponed Retirement Date...............................................   12
         Rollover Contribution...................................................   12
         Rollover Contribution Account...........................................   12
         Salary Reduction Contributions..........................................   13
         Salary Reduction Contribution Account...................................   13
         Salary Reduction Election...............................................   13
         Surviving Spouse........................................................   13
         Trust...................................................................   13
         Trust Fund..............................................................   13
         Trustee.................................................................   13
         Valuation Date..........................................................   13

ARTICLE II.......................................................................   14
    PARTICIPATION................................................................   14
    -------------
         2.1    ADMISSION AS A PARTICIPANT.......................................   14
                --------------------------
         2.2    PROVISION OF INFORMATION.........................................   15
                ------------------------
         2.3    TERMINATION OF PARTICIPATION.....................................   15
                ----------------------------
         2.4    ROLLOVER MEMBERSHIP..............................................   15
                -------------------

ARTICLE III......................................................................   16
    Contributions and Account Allocations........................................   16
         3.1    EMPLOYER CONTRIBUTIONS...........................................   16
                ----------------------
         3.2    ROLLOVER CONTRIBUTIONS...........................................   17
                ----------------------
         3.3    ESTABLISHING OF ACCOUNTS.........................................   18
                ------------------------
         3.4    ALLOCATIONS TO SALARY REDUCTION CONTRIBUTION ACCOUNTS............   18
                -----------------------------------------------------
         3.5    ALLOCATIONS TO ROLLOVER CONTRIBUTION ACCOUNTS....................   18
                ---------------------------------------------
         3.6    LIMITATION ON ANNUAL ADDITION TO ACCOUNTS........................   18
                -----------------------------------------
         3.7    REDUCTION OF ANNUAL ADDITION.....................................   19
                ----------------------------
         3.8    COMBINED PLAN FRACTION...........................................   19
                ----------------------
         3.9    LIMITATIONS ON SALARY REDUCTION CONTRIBUTIONS....................   19
                ---------------------------------------------
         3.10   MAXIMUM AMOUNT OF SALARY REDUCTION CONTRIBUTIONS.................   20
                ------------------------------------------------
         3.11   EXCESS SALARY REDUCTION CONTRIBUTIONS............................   21
                -------------------------------------
         3.12   ACTUAL DEFERRAL PERCENTAGE TEST..................................   22
                -------------------------------
ARTICLE IV.......................................................................   25
    Vesting......................................................................   25
         4.1    DETERMINATION OF VESTING.........................................   25
                ------------------------

ARTICLE V........................................................................   26
    Amount and Payment of Benefits to Participants...............................   26
         5.1    SEPARATION.......................................................   26
                ----------
         5.2    BENEFIT COMMENCEMENT DATE........................................   26
                -------------------------
         5.3    WITHDRAWALS......................................................   28
                -----------
         5.4    LOANS............................................................   30
                -----

         5.5    ADDITIONAL DISTRIBUTION EVENTS...................................   32
                ------------------------------

ARTICLE VI.......................................................................   34
    Form of Payment..............................................................   34
         6.1    ELECTION OF FORM OF BENEFIT......................................   34
                ---------------------------
         6.2    BENEFIT FORMS....................................................   35
                -------------
         6.3    CHANGE IN FORM OR TIMING OF BENEFIT PAYMENT......................   37
                -------------------------------------------
         6.4    CONSENT OF SPOUSE................................................   38
                -----------------

ARTICLE VII......................................................................   39
    Death Benefits...............................................................   39
         7.1    PAYMENT OF ACCOUNT BALANCES......................................   39
                ---------------------------
         7.2    BENEFICIARIES....................................................   41
                -------------
         7.3    QUALIFIED ELECTION...............................................   42
                ------------------

ARTICLE VIII.....................................................................   43
    Fiduciaries..................................................................   43
         8.1    NAMED FIDUCIARIES................................................   43
                -----------------
         8.2    EMPLOYMENT OF ADVISERS...........................................   43
                ----------------------
         8.3    MULTIPLE FIDUCIARY CAPACITIES....................................   44
                -----------------------------
         8.4    PAYMENT OF EXPENSES..............................................   44
                -------------------
         8.5    INDEMNIFICATION..................................................   44
                ---------------
ARTICLE IX.......................................................................   45
    Plan Administration..........................................................   45
         9.1    POWERS, DUTIES, ETC. OF THE ADMINISTRATOR........................   45
                -----------------------------------------
         9.2    INVESTMENT POWERS, DUTIES, ETC. OF THE ADMINISTRATOR.............   45
                ----------------------------------------------------
         9.3    INVESTMENT OF ACCOUNTS...........................................   46
                ----------------------
         9.4    VALUATION OF ACCOUNTS............................................   47
                ---------------------
         9.5    THE INSURANCE COMPANY............................................   47
                --------------------
         9.6    THE INVESTMENT MANAGER...........................................   47
                ---------------------
         9.7    COMPENSATION.....................................................   48
                ------------
         9.8    DELEGATION OF RESPONSIBILITY.....................................   49
                ----------------------------

ARTICLE X........................................................................   50
    APPOINTMENT OF TRUSTEE.......................................................   50
    ----------------------
         10.1   TRUSTEE..........................................................   50
                -------

ARTICLE XI.......................................................................   51
    Plan Amendment or Termination................................................   51
         11.1   PLAN AMENDMENT OR TERMINATION....................................   51
                -----------------------------
         11.2   LIMITATIONS ON PLAN AMENDMENT....................................   51
                -----------------------------
         11.3   RIGHT TO TERMINATE PLAN OR DISCONTINUE CONTRIBUTIONS.............   51
                ----------------------------------------------------
         11.4   BANKRUPTCY.......................................................   52
                ----------

ARTICLE XII......................................................................   53
    Miscellaneous Provisions.....................................................   53
         12.1   EXCLUSIVE BENEFIT OF PARTICIPANTS................................   53
                ---------------------------------
         12.2   PLAN NOT A CONTRACT OF EMPLOYMENT................................   53
                ---------------------------------
         12.3   SOURCE OF BENEFITS...............................................   54
                ------------------
         12.4   BENEFITS NOT ASSIGNABLE..........................................   54
                -----------------------
         12.5   CLAIMS PROCEDURE.................................................   54
                ----------------
         12.6   INCOME TAX WITHHOLDING...........................................   54
                ----------------------
         12.7   BENEFITS PAYABLE TO MINORS, INCOMPETENTS AND OTHERS..............   55
                ---------------------------------------------------
         12.8   MERGER OR TRANSFER OF ASSETS.....................................   55
                ----------------------------
         12.9   PARTICIPATION IN THE PLAN BY AN AFFILIATE........................   56
                -----------------------------------------
         12.10  CONTROLLING LAW..................................................   56
                ---------------
         12.11  ACTION BY PARTICIPATING EMPLOYERS................................   57
                ---------------------------------
         12.12  DIVIDENDS........................................................   57
                ---------

ARTICLE XIII.....................................................................   58
    Direct Rollovers.............................................................   58
         13.1   DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS...............   58
                --------------------------------------------------

BENEFIT SCHEDULE.................................................................    1

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          The following terms shall have the following meanings for purposes of this Plan and any amendments thereto:

          ACCOUNT: The Salary Reduction Contribution Account and Rollover
          -------
Contribution Account, if any, established on behalf of a Participant under the Plan.

          ACCOUNT BALANCE:  The value of an Account determined as of any
          ---------------
Valuation Date.

          ADMINISTRATOR:  The FMC Employee Welfare Benefits Plan Committee
          -------------
which shall have the responsibilities specified in Article IX of the Plan.

          AFFILIATE:  Any corporation, partnership, or other entity (other than
          ---------
the Company) which is:

               (a) a member of a "controlled group of corporations" (as that term is defined in Code (S) 414(b)) of which the Company is a member;

               (b) a member of any trade or business under "common control" (as that term is defined in Code (S) 414(c)) with the Company;

               (c) a member of an "affiliated service group" (as that term is defined in Code (S) 414(m)) which includes the Company;

               (d) a "leasing organization" which "leases" (as those terms are defined in Code (S) 414(n)) its employees to the Company and which otherwise satisfies the requirements of Code (S)(S) 414(n)(1) through (4), and which employees who are so leased to the Company are not covered by a retirement plan described in Code (S) 414(n)(5), and/or if covered by a retirement plan described in Code (S) 414(n)(5), constitute more than 20% of the Company's non-highly compensated workforce within the meaning of Code (S) 414(n)(5)(C)(ii); or

               (e) an entity required to be aggregated with the Company pursuant to regulations promulgated under Code (S) 414(o).

          ANNUITY CONTRACT:  An individual or group annuity contract, issued by
          ----------------
an insurance company, providing periodic benefits, whether fixed, variable or both, the benefits or value of which a Participant or Beneficiary cannot transfer, sell, assign, discount, or pledge as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the issuer thereof. The terms of any Annuity Contract purchased and distributed by the Plan to a Participant or Beneficiary shall comply with the requirements of this Plan.

          BENEFICIARY:  Any person designated or deemed designated by a
          -----------
Participant to receive any payment of Plan benefits due after the Participant's death.

          BENEFIT COMMENCEMENT DATE:  The first day on which all events have
          -------------------------
occurred which entitle a Participant or a Beneficiary to receive payment of his or her benefit under the Plan. For purposes of Code (S) 402(f) and Code (S) 411(a)(11), the Benefit Commencement Date with respect to a single sum distribution is the date the distribution is received.

          BENEFIT SCHEDULE:  A set of supplementary Plan provisions adopted by
          ----------------
the Company setting forth any special Plan provisions in effect for each bargaining unit to which the Plan has been extended. The Benefit Schedule is an integral part of the Plan.

          BOARD OF DIRECTORS:  The board of directors of the Company.
          ------------------

          BREAK IN SERVICE:  A Period of Severance of at least 12 consecutive
          ----------------
months.
          Anything contained herein to the contrary notwithstanding, a Period of Severance shall not commence if the Participant is:

               (a) on a leave of absence in excess of 12 months authorized by an Employer in accordance with standard personnel policies applied in a nondiscriminatory manner to all Employees similarly situated and returns to active Employment immediately upon the expiration of such leave of absence;

               (b) on military leave in excess of 12 months while such Employee's reemployment rights are protected by law and returns to active Employment within 90 days after his or her discharge or release (or such longer period as may be prescribed by law); or

               (c) on layoff in excess of 12 months and returns to work within such period of time and in such a manner as to maintain seniority according to the rules of an Employer in effect on the date of return.

          CODE:  The Internal Revenue Code of 1986, as may be amended from time
          ----
to time. Reference to a specific provision of the Code shall include such provision and any valid regulation promulgated thereunder.

          COMPANY:  FMC Corporation and any successor thereto.
          -------

          COMPENSATION:  The total compensation paid by the Company to an
          ------------
Employee with respect to each Plan Year which is currently includible in gross income for federal income tax purposes, plus contributions to the Plan and to a plan described in Code (S) 125, but excluding amounts received as deferred compensation, stock options and other distributions that receive special tax benefits.

          The Compensation of a Participant taken into account under the Plan for any Plan Year beginning before January 1, 1994 shall be limited to $200,000, such amount to be adjusted annually for increases in the cost-of-living in accordance with Code (S)415(d).

          Effective January 1, 1994, for purposes of the Plan, the annual amount of Com pensation taken into account for a Participant shall not exceed $150,000 (as adjusted by the Internal Revenue Service for cost-of-living increases in accordance with Code (S)401(a)(17)(B)).

          In determining the Compensation of a Participant under the applicable limitation, the family aggregation rules of Code (S) 414(q)(6) shall apply. However, in applying those rules, "family" includes only the spouse of a Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, by applying the family aggregation rules, the applicable Compensation limit would be exceeded, then the limitation is prorated among the affected individuals in proportion to each individual's Compensation as determined before the application of the limit.

          The determination of Compensation will be in accordance with records maintained by the Company and shall be conclusive.

          DIRECT ROLLOVER:  Effective January 1, 1993, a payment by the Plan to
          ---------------
the Eligible Retirement Plan specified by the Distributee.

          DISABLED:  A Participant is Disabled if he or she has any medically
          --------
determinable physical or mental impairment that causes the Participant to be unable to engage in any substantial gainful activity and which can be expected to result in death or be of long continued and indefinite duration or which has lasted or can be expected to last for a continuous period not less than 12 months. Proof of the existence of the disability shall be determined solely on the basis of the Participant's eligibility for Social Security.

          DISTRIBUTEE:  Effective January 1, 1993, an Employee or former
          ------------
Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined under Code (S) 414(p), are Distributees with respect to the interest of such spouse or former spouse.

          DISTRIBUTION DATE:  Subject to the terms of Section 5.2, the first
          -----------------
day of the month nearest a Participant's Normal Retirement Date, Early Retirement Date, Postponed Retirement Date or termination of Employment due to Disability.

          EARLY RETIREMENT DATE:  The day a Participant actually retires after
          ---------------------
reaching age 55 but before reaching age 65.

          EFFECTIVE DATE:  April 1, 1987, provided, however, that
          --------------
notwithstanding the foregoing, each Benefit Schedule shall have its own Effective Date.

          ELIGIBLE EMPLOYEE:  Employees of a Participating Employer who are
          -----------------
employees included in a bargaining unit covered by a collective bargaining agreement with a Participating Employer that provides for participation in the Plan.

          ELIGIBLE RETIREMENT PLAN:  Effective January 1, 1993, an individual
          ------------------------
retirement account described in Code (S) 408(a), an individual retirement annuity described in Code (S) 408(b), an annuity plan described in Code (S) 403(a), or a plan described in Code (S) 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible

Rollover Distribution paid under the Plan to a Surviving Spouse, an Eligible Retirement Plan is either an individual retirement account or individual retirement annuity.

          ELIGIBLE ROLLOVER DISTRIBUTION: Effective January 1, 1993, any
          ------------------------------
distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (ii) any distribution to the extent such distribution is required under Code (S) 401(a)(9); or (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          EMPLOYEE:  Any person who is engaged in rendering personal services
          --------
under the direction or control of an Employer, and including leased employees within the meaning of Code (S) 414(n)(2).

          EMPLOYER:  Individually, the Company and each other entity which is
          --------
an Affiliate, and any other business entity designated by the Company.

          EMPLOYMENT:  An Employee's employment with an Employer.
          ----------

          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time. Reference to a specific provision of ERISA shall include such provision and any valid regulation promulgated thereunder.

          FAMILY MEMBER:  An individual described in Code (S) 414(q)(6)(B),
          -------------
namely, the spouse of an Employee, the lineal ascendants of an Em-ployee, the lineal descendants of an Employee, the spouses of lineal ascendants of the Employee, and the spouses of lineal descendants of the Employee.

          FUNDING AGENT:  Any legal reserve life insurance company or Trustee
          -------------
selected by the Administrator to receive the contributions under the Plan and to pay benefits under the Plan in accordance with the terms of the Plan.

          HIGHLY COMPENSATED EMPLOYEE: An individual described in Code (S)
          ---------------------------
414(q), including both Highly Compensated active Employees and Highly Compensated former Employees. A Highly Compensated active Employee is an Employee who performs service for an Employer during the "Determination Year" (as defined in Department of Treasury Regulation (S) 1.414(q)-1T(Q&A14)) and who, during the "Look-Back Year" (as defined in Department of Treasury Regulation (S) 1.414(q)-1T(Q&A14)) (i) received Compensation from an Employer in excess of $75,000 (as adjusted under Code (S) 415(d)); (ii) received Compensation from an Employer in excess of $50,000 (as adjusted under Code (S) 415(d)) and was a member of the top-paid group for that year; or (iii) was an officer of an Employer and received Compensation during that year that is greater than 50% of the dollar limitation in effect under Code (S) 415(b)(1)(A). Highly Compensated active Employees also include (i) an Employee who is described in the preceding sentence if the term "Determination Year" is substituted for the term "Look-Back Year" and who is one of the 100 Employees who received the most Compensation from an Employer during the Determination Year; and (ii) an Employee who is a 5-percent owner at any time during the Look-Back Year or Determination Year.

          The highest paid officer for a year is treated as a Highly Compensated Employee if no officer has Compensation in excess of 50% of the dollar limitation in effect under Code (S) 415(b)(1)(A) during either a Determination Year or a Look-Back Year.

          A Highly Compensated former Employee includes any Employee who separated from service (or was deemed to have separated) before the Determination Year, performs no service for an Employer during the Determination Year, and was a Highly Compensated active Employee for either the Determination Year during which he or she separated from service (or was deemed to have separated) or any Determination Year ending on or after the Employee's 55th birthday.

          The determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers, and the Compensation that is considered, will be made in accordance with Treasury Regulation (S) 1.414(q)-IT.

          HOUR OF SERVICE:
          ---------------

               (a)  Each hour of Employment for which:

                    (1) the Employee is paid, or entitled to payment, for the performance of duties for an Employer;

                    (2) the Employee is paid, or entitled to payment, by an Employer (regardless of whether such payment is made by or from an Employer directly or indirectly through, among others, a trust fund, or insurer, to which an Employer contributes or pays premiums) on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence; and

               (3) back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer.

          (b) Anything in the preceding paragraphs (a)(2) and (a)(3) of this definition to the contrary notwithstanding:

               (1) no more than 501 Hours of Service shall be credited for any single continuous period described in paragraph (a)(2) above (whether or not such period occurs in a single Plan Year) and no more than 501 Hours of Service shall be credited for payments of back pay described in paragraph
     (a)(3) above, to the extent that such back pay is agreed to or awarded for a period of time during which an Employee did not or would not have performed duties;

               (2) no Hours of Service shall be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's com pensation or unemployment compensation or disability insurance laws;

               (3) no Hours of Service shall be credited for payments made solely to reimburse an Employee for medical or medically related expenses incurred by such Em ployee; and

               (4) an Hour of Service to be credited under paragraph (a) of this definition shall not be credited more than once.

          (c) In cases where the Employee is paid or entitled to payment by an Employer for reasons other than the performance of duty, the determination of the number of

Hours of Service to be credited to the Employee and the Plan Year or Plan Years within which such Hours of Service are to be credited shall be made in accordance with the provisions of Department of Labor Regulations (S)(S) 2530.200b-2(b) and (c).

               (d) In cases where an Employer is unable to determine the actual number of Hours of Service, an Employee shall be credited with 45 Hours of Service for each week for which the Employee would be required to be credited with at least 1 Hour of Service.

          Solely for purposes of determining whether a Break in Service, as hereinafter defined, has occurred for purposes of participation and vesting, a Participant who is absent from work for maternity or paternity reasons, or effective August 5, 1993 due to a leave under the Family and Medical Leave Act of 1993, shall receive credit for the Hours of Service which would otherwise have been credited to such Participant but for such absence or, in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual; (iii) by reason of a birth of a child of the individual; (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (i) in the Plan Year in which the absence or leave begins if such crediting is required to prevent a Break in Service in such Plan Year; or (ii) in all other cases, in the following Plan Year.

          INVESTMENT FUND: An Investment Fund, if any, established or selected
          ----------------
by the Administrator pursuant to Section 9.4.

          INVESTMENT MANAGER:  Any person appointed by the Administrator to
          -------------------
serve as an Investment Manager in accordance with Section 9.7 of the Plan.

          NON-HIGHLY COMPENSATED EMPLOYEE:  An Employee who is neither a Highly
          --------------------------------
Compensated Employee nor a Family Member of a Highly Compensated Employee.

          NORMAL RETIREMENT AGE:  The date on which a Participant attains age
          ----------------------
sixty-five (65).

          NORMAL RETIREMENT DATE:  The day a Participant attains Normal
          -----------------------
Retirement Age.

          PARTICIPANT:  An Eligible Employee who has commenced, but not
          ------------
terminated, participation in the Plan pursuant to the provisions of Article II of the Plan.

          PARTICIPATING EMPLOYER:  Individually, the Company and each other
          -----------------------
Employer who employs Eligible Employees.

          PERIOD OF SERVICE:  The aggregate of all time periods commencing with
          ------------------
an Employee's first date of employment or reemployment and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months. Fractional periods of a year will be expressed in days.

          PERIOD OF SEVERANCE:  A continuous period of time during which the
          --------------------
Employee is not employed by the Company. Such period begins on the date the Employee retires, quits, or is discharged or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

          PLAN:  FMC Corporation 401(k) Plan for Employees Covered by a
          -----
Collective Bargaining Agreement, as amended and restated effective January 1, 1989. The Plan is a single employer plan.

          PLAN YEAR:   An initial short plan year from April 1, 1987 to
          ----------
December 31, 1987, and thereafter each 12 consecutive month period beginning on January 1 and ending on December 31 during any part of which the Plan is in effect.

          POSTPONED RETIREMENT DATE:  The day a Participant actually  retires
          --------------------------
after his Normal Retirement Date.

          ROLLOVER CONTRIBUTION: An amount received from a deferred compensation
          ----------------------
plan which qualifies under Code (S) 401 or Code (S) 403(a) and which is rolled over to the Plan pursuant to Code (S) 402(c). A Rollover Contribution can include both Direct Rollovers and amounts distributed to a Participant and then rolled over, and also includes a direct trust to trust transfer. In addition, if an Employee had deposited a "qualified total distribution" within the meaning of Code (S) 402(a)(5)(E) (as in effect prior to January 1, 1993) or an Eligible Rollover Distribution into an individual retirement account as defined in Code
(S) 408, he or she may transfer the amount of the distribution plus earnings from the individual retirement account to the Plan; provided, however, that the rollover amount is deposited with the Trustee within 60 days after receipt from the individual retirement account.

          ROLLOVER CONTRIBUTION ACCOUNT: The Account under the Plan established
          ------------------------------
for a Participant pursuant to Section 3.3.2.

          SALARY REDUCTION CONTRIBUTIONS:  The amount that otherwise would have
          -------------------------------
been paid as Compensation that is converted to a Participating Employer contribution in accordance with Section 3.1.2.

          SALARY REDUCTION CONTRIBUTION ACCOUNT:  The Account under the Plan
          --------------------------------------
established for a Participant pursuant to Section 3.3.1.

          SALARY REDUCTION ELECTION:  The election by a Participant make Salary
          --------------------------
Reduction Contributions in accordance with Section 3.1.2.

          SURVIVING SPOUSE:  The person legally married to a Participant on the
          -----------------
earlier of the date of his or her death or his or her Benefit Commencement Date.

          TRUST: The Trust established under the Plan to which Plan
          ------
contributions are made and in which Plan assets are held.

          TRUST FUND: The assets of the Trust held by or in the name of the
          -----------
Trustee.

          TRUSTEE:  The person appointed as Trustee pursuant to, and having the
          --------
responsibilities specified in, the provisions of Article X of the Plan, and any successor Trustee.

          VALUATION DATE:  The first day of each calendar month or such other
          ---------------
day of the Plan Year as determined by the Administrator.

          As used in this Plan, singular pronouns shall include the plural or vice versa and any reference to an Article, Section or Paragraph shall mean the Article, Section or Paragraph so delineated in this Plan.

          Any headings used herein are included for ease of reference only, and are not to be construed as to alter any of the terms hereof.

                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

 2.1 ADMISSION AS A PARTICIPANT
     --------------------------

          2.1.1 An Eligible Employee shall become a Participant on the first day of the month coincident with or following the date on which he or she completes the eligibility requirements specified in the applicable Benefit Schedule and files a form with the Administrator on which he or she makes his or her Salary Reduction Election. If an Employee is not an Eligible Employee when he or she completes the eligibility requirements specified in the applicable Benefit Schedule, that Employee shall become a Participant on the first day of the month on or following the date he or she becomes an Eligible Employee and files a form with the Administrator on which he or she makes his or her Salary Reduction Election.

          2.1.2 After a Participant terminates employment with the Company and is subsequently rehired, he or she shall become a Participant on the first day of the month coincident with or next following the date on which he or she files a form with the Administrator on which he or she makes his or her Salary Reduction Election.

          2.1.3 If an Eligible Employee who did not satisfy the requirements for participation (other than completion of a Salary Reduction Election) terminates employment with the Company and is subsequently rehired, prior to incurring a five year Break in Service, then such service as the Employee had earned shall not be disregarded.

          2.1.4 If an Eligible Employee who did not satisfy the requirements for participation (other than completion of a Salary Reduction Election) terminates employment with the Company and is subsequently rehired, after incurring a five year Break in Service, then such service as the Employee had earned shall be disregarded.

 2.2  PROVISION OF INFORMATION
      ------------------------

          Each Employee who becomes a Participant shall execute such forms as are required by the Administrator and shall make available to the Administrator any information reasonably requested. By virtue of his or her participation in this Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee's participation in the Plan, to be bound by all provisions of the Plan and by any agreement entered into pursuant thereto.

 2.3  TERMINATION OF PARTICIPATION
      ----------------------------

          A Participant shall cease to be a Participant:

               (a) upon his or her death; or

               (b) upon the payment to him or her of the entire Account Balance credited to him or her under the Plan.

 2.4  ROLLOVER MEMBERSHIP
      -------------------

          An Eligible Employee who makes a Rollover Contribution shall become a Participant as of the date of such contribution even if he or she has not previously become a Participant. Such an Eligible Employee shall, with respect to Article III hereof, be a Participant only for the purposes of such Rollover Contribution and shall not be eligible to make a Salary Reduction Contribution Election until he or she has met the requirements of Section 2.1.

                                  ARTICLE III

                     CONTRIBUTIONS AND ACCOUNT ALLOCATIONS
                    --------------------------------------

 3.1 EMPLOYER CONTRIBUTIONS
     ----------------------

          3.1.1 For each Plan Year, each Participating Employer shall contribute to the Funding Agent an amount equal to the deferral percentage elected by each Participant in its employ pursuant to his or her Salary Reduction Election multiplied by each such Participant's Compensation for the Plan Year.

          3.1.2 The amount elected by a Participant pursuant to a Salary Reduction Election cannot be less than 1% or greater than 15% (in 1% increments) of the Participant's Compensation. The Salary Reduction Election shall be made on a form provided by the Administrator, but no elec tion shall be effective prior to approval by the Administrator. The Administrator may reduce the amount of any Salary Reduction Election, or make such other modifications as necessary, so that the Plan complies with the provisions of Code (S) 401(k). All contributions pursuant to a Salary Reduction Election shall be made on a payroll deduction basis and in accordance with rules and procedures established by the Administrator.

          A Participant may change his or her deferral percentage or discontinue his or her deferrals, as frequently as provided for in the applicable Benefit Schedule, by filing with the Administrator a Salary Reduction Election on the form provided by the Administrator.

          3.1.3 All contributions by the Participating Employer with respect to any Plan Year shall be delivered to the Funding Agent as of the earliest date on which such contributions are known and can reasonably be segregated from the general assets of the Participating Employer.

          3.1.4 Anything contained in this Section to the contrary notwithstanding, the amount contributed by the Participating Employers shall not exceed 15% of the total Compensation (reduced for this purpose by amounts contributed pursuant to Salary Reduction Elections and elections under a Code
(S) 125 plan) for the Plan Year for those Participants employed by the Participating Employers eligible for an allocation for that Plan Year. In addition, the amount contributed by the Participating Employers to this Plan or any other qualified plan maintained by the Employers pursuant to a Participant's elective deferral shall in no event exceed $9,240 (limit for 1994) (or such greater amount as subsequently determined under Code (S) 402(g)) per calendar year.

 3.2 ROLLOVER CONTRIBUTIONS
     ----------------------

          With the approval of the Administrator, any Participant or Eligible Employee who would be a Participant but for a failure to satisfy the requirements of Article II may make a Rollover Contribution to the Plan. A Rollover Contribution shall be in cash or in such other property as is ac ceptable to the Funding Agent. In the event that an Employee makes a contribution pursuant to this Section that was intended to be a Rollover Contribution which the Funding Agent later discovers not to be a Rollover Contribution, the Funding Agent shall distribute to such Participant as soon as practicable after such discovery the Account Balance of his or her Rollover Contribution Account determined as of the Valuation Date coincident with or immediately preceding such discovery.

3.3  ESTABLISHING OF ACCOUNTS
     ------------------------

          3.3.1 Each Participant for whom Participating Employer contributions are made on account of a Salary Reduction Election shall have a Salary Reduction Contribution Account to which the Funding Agent shall credit, or cause to be credited, all amounts allocable to each such Participant pursuant to the Salary Reduction Election.

          3.3.2 Each Participant who makes a Rollover Contribution to the Plan pursuant to Section 3.2 shall have a Rollover Contribution Account to which the Funding Agent shall credit, or cause to be credited, all Rollover Contributions made by the Participant.

 3.4 ALLOCATIONS TO SALARY REDUCTION CONTRIBUTION ACCOUNTS
     -----------------------------------------------------

          No later than the time specified in Section 3.12, all contributions made pursuant to a Salary Reduction Election shall be allocated to the Salary Reduction Contribution Account of the electing Participant.

 3.5 ALLOCATIONS TO ROLLOVER CONTRIBUTION ACCOUNTS
     ---------------------------------------------

          No later than the first day of the month following the month in which the contribution is made, all contributions to the Rollover Contribution Account, if any, made by a Participant shall be allocated to the Rollover Contribution Account of each such Participant.

 3.6 LIMITATION ON ANNUAL ADDITION TO ACCOUNTS
     -----------------------------------------

          Notwithstanding any provision of the Plan to the contrary, the "annual addition" (as defined in Code (S) 415(c)(2)) allocated to the Accounts of a Participant for any Plan Year shall not exceed the limits described under Code
(S) 415(c)(1).

          Excess Salary Reduction Contributions (as described in Section 3.9.5) will not be treated as Annual Additions if they are distributed by April 15 following the year of deferral.

3.7 REDUCTION OF ANNUAL ADDITION
    ----------------------------

          If the Annual Addition allocated to a Participant's Accounts for the Plan Year exceeds the limitation described in Section 3.6, then, to the extent the excess Annual Addition is attributable to a Salary Reduction Election, such contribution, and the earnings attributable thereto, shall be returned to the Participant.

3.8 COMBINED PLAN FRACTION
    ----------------------

          With respect to a Plan Year, if a Participant is (or has been) a participant in any defined benefit plan (whether or not terminated) maintained by an Employer, the sum of the Par ticipant's defined benefit plan fraction (as defined under Code (S) 415(e)(2)) and defined contribution plan fraction (as defined under Code (S) 415(e)(3)) shall not exceed one (1). If such sum exceeds one, the Participant's defined contribution plan fraction shall be reduced until such sum equals one (1).

3.9  LIMITATIONS ON SALARY REDUCTION CONTRIBUTIONS
     ---------------------------------------------

          These terms have the following meanings for purposes of the following Sections 3.9 through 3.12 .

          3.9.1 ACTUAL DEFERRAL PERCENTAGE means the ratio of Salary Reduction Contributions on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year. In calculating the Actual Deferral Percentage, Salary Reduction Contributions include Excess Salary Reduction Contributions for Highly Compensated Employees (whether they were made under plans of unrelated employers or plans of the same or related employers) but do not include Excess Salary Reduction Contributions for Non-Highly

Compensated Employees. The Actual Deferral Percentage of an Eligible Participant who does not make a Salary Reduction Election is zero (0).

          3.9.2 AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average of the Actual Deferral Percentages of the Eligible Participants in a group.

          3.9.3 ELIGIBLE PARTICIPANT means, for purposes of determining the Actual Deferral Percentage, any Employee who is eligible to make a Salary Reduction Election anytime during the Plan Year.

          3.9.4  EXCESS CONTRIBUTION means for any Plan Year, the excess of:

                 (a) the aggregate amount of Salary Reduction Contributions actually made on behalf of Highly Compensated Employees for the Plan Year; over
                 (b) the maximum amount of those contributions permitted under the Actual Deferral Percentage Test in Section 3.12 (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Actual Deferral Percentages beginning with the highest Actual Deferral Percentage).

          3.9.5 EXCESS SALARY REDUCTION CONTRIBUTION means the amount of Salary Reduction Contributions for a calendar year that are includible in a Participant's gross income under Code (S) 402(g) to the extent the Participant's elective deferrals exceed the dollar limitation under Code (S) 402(g) as determined under Section 3.10.

3.10 MAXIMUM AMOUNT OF SALARY REDUCTION CONTRIBUTIONS
     ------------------------------------------------

          A Participant may not have Salary Reduction Contributions under this Plan, or any other qualified plan of an Employer, during any taxable year in excess of the dollar limitation in Code (S) 402(g) in effect at the beginning of that taxable year.

3.11 EXCESS SALARY REDUCTION CONTRIBUTIONS
     -------------------------------------

          3.11.1 Excess Salary Reduction Contributions shall be distributed no later than the first April 15 following the close of a Participant's taxable year to Participants who claim allocable Excess Salary Reduction Contributions for the preceding calendar year.

          3.11.2 The Participant's claim must be written and submitted to the Administrator no later than March 15. The claim must specify the amount of the Participant's Excess Salary Reduction Contributions for the preceding calendar year and must be accompanied by the Participant's written statement that if those amounts are not distributed, the Excess Salary Reduction Contributions, when added to amounts deferred under other plans or arrangements described in Code (S)(S) 401(k), 402(h)(1)(B) or 403(b) exceeds the limit imposed on the Participant by Code (S) 402(g) for the year in which the deferral occurred. The written claim required under this Section 3.11.2 shall be deemed to have been provided to the Administrator if the Administrator discovers that a Participant has made Excess Salary Reduction Contributions under the Plan and other plans of an Employer. In no event may the amount distributed exceed the Participant's total Salary Reduction Contributions for the taxable year.

          3.11.3 The Excess Salary Reduction Contributions distributed to a Participant shall be adjusted for income or loss through the close of the Plan Year in which the Excess Salary Reduction Contributions were made. Income and loss allocable to Excess Salary Reduction Contributions for a Participant shall be determined in a nondiscriminatory manner (within the meaning of Code (S) 401(a)(4)) consistent with the valuation of Participant Accounts under Section 9.5.

          3.11.4 Excess Salary Reduction Contributions distributed prior to the first April 15 following the close of the Participant's taxable year are not treated as Annual Additions under Section 3.6 for the preceding Limitation Year.

          3.11.5 Any Salary Reduction Contributions that are properly distributed under Section 3.7 as excess Annual Additions are disregarded in determining if there are Excess Salary Reduction Contributions.

3.12 ACTUAL DEFERRAL PERCENTAGE TEST
     -------------------------------

          3.12.1 The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year may not exceed the greater of:

               (a) the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

               (b) the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2; provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than 2 percentage points.

          3.12.2 The provisions of Code (S) 401(k)(3) and Department of Treasury Regulation (S) 1.401(k)-1(b) are incorporated by reference.

          3.12.3 If this Plan satisfies the requirements of Code (S)(S) 401(a)(4), 401(k), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of those Code Sections only if aggregated with this Plan, then this Section 3.12 is applied by determining the Actual Deferral Percentage of Eligible Participants as if all the plans were a single plan.

          3.12.4 The Administrator also may treat one or more plans as a single plan with the Plan whether or not the aggregated plans must be aggregated to satisfy Code (S)(S) 401(a)(4) and 410(b). However, those plans must then be treated as one plan under Code (S)(S) 401(a)(4), 401(k), and 410(b). Plans may be aggregated under this Section 3.12.4 only if they have the same plan year.

          3.12.5 To determine the Actual Deferral Percentage of an Eligible Participant who is a 5-percent owner or one of the 10 most highly-paid Highly Compensated Employees, the Salary Reduction Contributions and Compensation of such an Eligible Participant includes the Salary Reduction Contributions and Compensation of Family Members. Family Members are disregarded as separate employees in determining the Actual Deferral Percentage both for Eligible Participants who are Non-Highly Compensated Employees and for Eligible Participants who are Highly Com pensated Employees.

          3.12.6 Salary Reduction Contributions are considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

          3.12.7 The determination and treatment of the Salary Reduction Contributions and Actual Deferral Percentage of any Participant must satisfy such other requirements as the Secretary of the Treasury may prescribe including, without limitation, record retention requirements.

          3.12.8 The failure of the Plan to satisfy the Actual Deferral Percentage Test shall not cause it to be nondiscriminatory. However, for Plan Years commencing on or after January 1, 1993, the failure of the Plan to satisfy the Actual Deferral Percentage Test shall cause certain Highly Compensated Employees to have an inclusion in income.

                                  ARTICLE IV

                                    VESTING
                                   --------

4.1  DETERMINATION OF VESTING
     ------------------------

          A Participant shall have a vested percentage of 100% in the Account Balance of his or her Salary Reduction Contribution Account and Rollover Contribution Account at all times.

                                   ARTICLE V

                AMOUNT AND PAYMENT OF BENEFITS TO PARTICIPANTS
                -----------------------------------------------

5.1  SEPARATION
     ----------

          5.1.1 A Participant's benefits upon his or her termination of Employment for any reason shall be the Account Balance of all of his or her Accounts determined as of the Valuation Date coincident with or immediately succeeding the Participant's termination of Employment. Such Participant shall be paid his or her benefits as soon as practicable after such Valuation Date; provided, however, if such Participant's benefits exceed, or have ever exceeded, $3,500, the Participant may elect to defer the distribution of his or her benefits until his or her Normal Retirement Date, but may request in writing a distribution at anytime between the date of deferral and such Normal Retirement Date. Payment of a Participant's benefits which exceeds, or has ever exceeded, $3,500 are subject to the consent requirements described under Section 7.3.

 5.2  BENEFIT COMMENCEMENT DATE
      -------------------------

          5.2.1 Except as provided in Section 5.2.2, and subject to the consent requirement contained in Section 6.4, unless a Participant otherwise elects, payment of benefits shall be made as soon as practicable after the Participant's termination of Employment but no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

               (a) the Participant's Normal Retirement Date;

               (b) the 10th anniversary of the year in which the Participant commenced participation; or

               (c) the Participant's termination of Employment.

If the amount of benefits payable to or in respect of a Participant cannot be determined within this 60-day period, or if it is not possible to pay such benefits within such period because the Administrator has been unable to locate the Participant or the Participant's Beneficiary, as the case may be, after making reasonable efforts to do so, then a payment, retroactive to such 60th day, shall be made no later than 60 days after the earliest date on which the amount of such benefits can be determined or the Participant can be located, as the case may be.

          5.2.2 Notwithstanding anything to the contrary in Section 5.2.1, a Participant shall begin to receive his or her benefit no later than the first day of April following the calendar year in which he or she attains age 70 1/2. The amount that shall be so distributed each year will be the minimum amount required to satisfy Code (S) 401(a)(9) and the regulations promulgated thereunder, determined with no recalculation of life expectancy.

          5.2.3 Notwithstanding any other provision of this Plan to the contrary, any distribution hereunder will be made in accordance with Code (S) 401(a)(9), including Department of Treasury Regulation (S) 1.401(a)(9)-2. In addition, the amount of benefit payments to be distributed to any Participant shall satisfy the incidental death benefit provisions under Code (S) 401(a)(9)(G) and the regulations promulgated thereunder.

          5.2.4 If the Participant dies after distribution of his or her interest has commenced, the remaining portion of such interest will be payable in accordance with Section 7.1 hereof; provided, however, that such interest shall in any event continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          5.2.5 If the Participant dies before distribution of his or her interest commences, the Participant's entire interest will be distributed as provided under Section 7.1 hereof, but in no event shall distribution commence later than five (5) years after the Participant's death.

5.3  WITHDRAWALS
     -----------

          5.3.1 Each Participant, prior to termination of Employment, may elect to withdraw all or any part of his or her Salary Reduction Contribution Account, upon attainment of age 59 1/2, in accordance with such rules or procedures as the Administrator may adopt.

          5.3.2 If the applicable Benefit Schedule so provides, a Participant, prior to age 59 1/2, may make a withdrawal from his or her Salary Reduction Contribution Account only if he or she demonstrates to the Administrator that the withdrawal is necessitated by an "immediate and heavy financial need" of the Participant. Such withdrawals shall be limited to the contributions made pursuant to the Salary Reduction Election and shall not include any earnings thereon and shall be lim ited to the amount demonstrated by the Participant to be necessary to meet the "immediate and heavy financial need" and not reasonably available from other resources of the Participant. In addition, the minimum amount of such withdrawals is $500, or the amount of Salary Reduction Contributions, if lesser. Written procedures of the Administrator shall specify the requirements for requesting and receiving distributions on account of an "immediate and heavy financial need."

          (a)  "Immediate and heavy financial need" shall mean:

               (i) medical expenses as described in Code (S) 213(d) incurred by the Participant, his spouse or dependents;

               (ii) the purchase of a principal residence for the participant (excluding mortgage payments);

               (iii) tuition payments including related education expenses for the next twelve (12) months of post-secondary education of the Participant, his spouse or dependents;

               (iv) payments necessary to prevent either the Participant's eviction from his principal residence, or the foreclosure of his mortgage on such residence; or

               (v) any other situation as determined, based on all relevant facts and circumstances (such as, but not limited to, payment of a family member's funeral expenses), by the Administrator to be an "immediate and heavy financial need."

          (b) A withdrawal will be permitted only if the Participant certifies in writing to the Administrator that the "immediate and heavy financial need" cannot be met from other resources reasonably available to the Participant and the Participant further represents to the Administrator, in such manner and form as the Administrator may require, and based on all relevant facts and circumstances it is reasonable to rely on the representation, that the need cannot be relieved:

               (i) Through reimbursement or compensation by insurance or otherwise;

               (ii) By reasonable liquidation of the Participant assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

               (iii) By cessation of Salary Reduction Contributions under the Plan; or

               (iv) By other distributions from plans maintained by an Employer or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

          (c) No amounts distributed under this Section 5.3.2 shall exceed the amount required to relieve the financial need, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

          (d)    A Participant who receives a distribution under this Section
     5.3.2 shall be suspended from making any Salary Reduction Contributions for six (6) months after receiving such distribution. A Participant can resume his or her Salary Reduction Contributions on the first day of the month on or after the expiration of the six (6) month suspension period.

          5.3.3 Any withdrawal under Section 5.5.1 and/or 5.5.2 shall be as of the Valuation Date next following the receipt of an election form by the Administrator, and upon such notice as the Administrator may require.

          5.3.4 The Account from which a withdrawal is made shall be charged with the amount of any such withdrawal therefrom.

          5.3.5 A Participant may elect to withdraw all or any part of his or her Salary Reduction Contribution Account in accordance with such rules and procedures as the Administration may adopt.

 5.4 LOANS
     -----

          5.4.1 If the applicable Benefit Schedule so provides and subject to any restrictions imposed by the terms of any group annuity contract held under the Plan, a Participant, or Beneficiary, may submit an application to the Administrator to borrow from his or her Accounts (on such terms and conditions as the Administrator shall prescribe) an amount, when added to the amount of any outstanding loan, not in excess of the lesser of (i) $50,000; or (ii) 50% of the Participant's Accounts as of the Valuation Date coincident with or immediately preceding the receipt of his or her loan application by the Administrator and upon such notice as the Administrator may require. In calculating the $50,000 amount, there shall be a reduction for the excess (if any) of the highest outstanding balance of loans from the Plan during the 1-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the dates on which such loan was made. For this purpose, all loans from qualified plans of the Employers shall be aggregated. The Participant's spouse must consent as described in Section 7.3 to any loan from the Participant's Account.

          5.4 If approved, each such loan shall comply with the following conditions:
                 (a) it shall be evidenced by a negotiable promissory note;
                 (b) the rate of interest payable on the unpaid balance of such loan shall be the rate of interest specified in the applicable Benefit Schedule;
                 (c) the amount of the loan shall equal or exceed the minimum loan amount provided for in the applicable Benefit Schedule;
                 (d) the loan, by its terms, must require repayment within 5 years; provided, however, that the loan repayment period shall not extend beyond the Participant's Normal Retirement Date;
                 (e) the loan shall be secured by the Participant's interest in the Account Balance of his or her Accounts, but not to exceed 50% of such Account; and
                 (f) loans shall be repaid through payroll deduction.

                 5.4.3 If a Participant, or Beneficiary, is granted a loan, a "Loan Account" shall be established for such Participant,or Beneficiary. All Loan Accounts shall be held by the Funding Agent, as part of the Trust Fund. The loan amount shall be transferred from a Participant's other Accounts and shall be disbursed from the Loan Account. Subject to such ordering rules as the Administrator may adopt, the Participant, or Beneficiary, may specify in the loan request from which Investment Funds the loan amount is to be transferred. The promissory note executed by the Participant shall be deposited in his or her Loan Account.

          5.4.4 Principal and interest payments of a loan shall be credited initially to the Loan Account of the Participant, or Beneficiary, and shall be transferred as soon as reasonably practicable thereafter to the other Accounts of such Participant, or Beneficiary. Any loss caused by nonpayment or other default on a loan obligations shall be borne solely by the Loan Account of such Participant, or Beneficiary. Anything contained herein to the contrary notwithstanding, in the event of a default, foreclosure on the promissory note and attainment of security will not occur until a distributable event occurs in the Plan.

                 5.4.5 Upon termination of Employment, a Participant who has an outstanding loan under the Plan will have the option of repaying such loan.

                 5.4.6 All fees and expenses incurred in connection with a loan obligation of a Participant, or Beneficiary, shall be borne solely by the Loan Account of such Participant, or Beneficiary.

 5.5  Additional Distribution Events
      ------------------------------

                 In addition to the other distribution events set forth in this Article, a Participant is eligible to receive a lump sum distribution upon the occurrence of the following events:

          (a) termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan (as described in Code (S)4975(e) or Code (S)409) or a simplified employee pension plan as defined in Code (S)408(k);

          (b) disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code (S)409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets; or

          (c) disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code (S)409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

          For purposes of this Section 5.5, a lump sum distribution has the meaning given by Code (S)402(d)(4), without regard to clauses (i), (ii), (iii) and (iv) of subparagraph (A), Subparagraph (B), or Subparagraph (F) thereof.

          In addition, for purposes of subsection (b) and (c), no distributions shall be made unless the transferror continues to maintain the plan.

                                   ARTICLE VI

                                 FORM OF PAYMENT
                                ----------------

6.1  ELECTION OF FORM OF BENEFIT
     ---------------------------

          6.1.1 Anything in the Plan to the contrary notwithstanding, a lump sum payment shall be made without the Participant's consent if his or her Account Balance has never exceeded $3,500; provided that payment is made prior to the Benefit Commencement Date.

          6.1.2 Not more than 90 nor less than 30 days prior to the Participant's Benefit Commencement Date, the Administrator shall furnish the Participant with a notice containing information regarding his or her election of the form in which benefits are to be paid. Each Participant shall have an election period before his or her Benefit Commencement Date to elect a form of benefit. Such election period shall be the 90-day period terminating on the Participant's Benefit Commencement Date; provided, however, that notwithstanding the foregoing, no agreement entered into between the Participant and his or her spouse prior to marriage shall be valid, even if within the applicable election period.

          6.1.3 If a married Participant elects to receive his benefit in a form other than a joint and survivorship form providing for payments after his or her death to his or her Surviving Spouse, the election shall not be effective unless it is a Qualified Election as defined in Section 7.3.

          6.1.4 The election period to waive the joint and survivor annuity will be the 90-day period ending on the Benefit Commencement Date. If, at the end of the election period, no election is in effect for a Participant, it will be presumed that he or she elected the 50% Joint and Survivor -Ten Year Certain Annuity, if at the time of the Distribution Date he has a spouse, otherwise a Period Certain Annuity of 120 months. The Participant's spouse will be the Beneficiary under the 50% Joint and Survivor-Ten Year Certain Annuity.
          Any annuity elected by or in effect for a Participant pursuant to this Section will be subject to any conditions or restrictions imposed on annuity distributions.

          Upon request of a Participant, but in no event later than (a) a date which is approximately nine (9) months before the earliest date on which the Participant could elect to receive a distribution of his Account Balance (other than due to becoming disabled) or (b) if later, the date the Participant becomes covered under the Plan, the Administrator will furnish the information necessary to make the election described above, including a general explanation of the relative financial effect on the Participant's benefit of his or her election and a written explanation of the rights of the Participant's spouse.

 6.2  BENEFIT FORMS
      -------------

          6.2.1 Except as otherwise provided herein, a Participant may elect to have his or her benefit under this Plan payable in either: (a) a lump sum distribution or (b) a Fixed Dollar Annuity purchased on behalf of the Participant. A Fixed Dollar Annuity means a series of payments the amount of which is the same each month and is fixed at the date payments commence.

          6.2.2 If a Participant elects to have a Fixed Dollar Annuity purchased on his behalf, he may select any of the following forms of annuity:

          (a) Life Annuity-Ten Year Certain Annuity: The first payment under this annuity will be made to the Participant on his Distribution Date, or the date of purchase if later. Subsequent monthly payments will be made to the Participant each month thereafter throughout his or her remaining lifetime, terminating with the last monthly payment before his or her death.

If the Participant's death occurs before 120 monthly payments have been made to him or her, monthly payments will be continued to his or her Beneficiary until 120 monthly payments in all have been made to the Participant and his or her Beneficiary;

          (b) Joint and Survivor-Ten Year Certain Annuity: The first monthly payment under this annuity will be made to the Participant on his Distribution Date, or the date of purchase if later. Subsequent monthly payments will be made to the Participant each month thereafter throughout his or her remaining lifetime, terminating with the last monthly payment before the Participant's death. Following the Participant's death, monthly payments will be continued to the Participant's Beneficiary. The Beneficiary must be named at the time this form is selected. The monthly payment payable to the Beneficiary before the date 120 monthly payments have been made under this annuity form will be equal to 100% of the monthly payment payable to the Participant. The monthly payment payable to the Beneficiary thereafter will be equal to 100% or 50% of the monthly payment payable to the Participant, as specified by the Participant in his election. If the Participant and the Beneficiary die before 120 monthly payments have been made to the Participant and Beneficiary, monthly payments equal to the monthly payment payable to the Participant will be continued to the Participant's contingent Beneficiary until 120 monthly payments have been made under this annuity form;

          (c) Period Certain Annuity: The first monthly payment under this annuity will be made to the Participant on his Distribution Date, or the date of purchase if later. Subsequent monthly payments will be made until the specified number of monthly payments in all have been made to the Participant or, if his or her death occurs before he has received the specified number of monthly payments, to the Participant and his or her Beneficiary. The specified number of monthly payments may be 60, 120 or 180, as elected by the Participant; and

          (d) Other: Any other alternative form of distribution provided for by the Funding Agent .

          6.2.3   Any annuity form must provide for payment to be made over
          (a)     the life of the Participant,
          (b) the lives of the Participant and his or her spouse if payments are to be made to the spouse, otherwise his or her Beneficiary,
          (c) a period not extending beyond the Participant's life expectancy, or
          (d) a period not extending beyond the life expectancy of the Participant and his or her spouse if applicable, otherwise his or her Beneficiary .

          A Participant may not elect any form of annuity providing monthly payments to a Beneficiary who is other than his or her spouse, or to a Beneficiary who is other than his or her spouse, unless the amount distributed each year equals or exceeds the quotient obtained by dividing the Participant's Account Balance by the divisor determined under Department of Treasury Regulation (S)1.401(a)(9)-2. In no event, however, may the amount of each monthly payment to a Beneficiary exceed that payable to the Participant.

          A Participant may not elect any form of distribution providing only for the payment of interest on his Account.

6.3  CHANGE IN FORM OR TIMING OF BENEFIT PAYMENT
     -------------------------------------------

          Any former Employee whose payments are being deferred may request acceleration or other modification of the form of benefit distribution.

6.4  CONSENT OF SPOUSE
     -----------------

          If in the opinion of the Administrator any spouse shall, by reason of the law of any jurisdiction, appear to have any interest in any benefit that might become payable to a Participant, the Administrator may, as a condition precedent to the making of any election or distribution under this Plan, require such written release or releases, or such other documents, as in its discretion it shall determine to be necessary, desirable, or appropriate to prevent or avoid any conflict or multiplicity of claims with respect to payment of any benefits under the Plan.

                                 ARTICLE VII

                                DEATH BENEFITS
                                ---------------

7.1  PAYMENT OF ACCOUNT BALANCES
     ---------------------------

          7.1.1 The benefits payable to the Beneficiary of a Participant who dies shall be the sum of the Account Balances of his or her Accounts as of the Valuation Date coincident with or immediately preceding the date of his or her death, and shall be payable within 90 days of the date the Administrator has notice of the Participant's death.

          7.1.2 Unless the Participant has selected another form of benefit pursuant to a "Qualified Election" (as defined in Section 7.3) within the "Election Period" (described in Section 7.1.3) then upon the death of such Participant before his Distribution Date, 50% of his account will be applied to purchase an annuity for the life of the Participant's Surviving Spouse, unless such spouse elects a different form of benefit as provided in item (a) following. The remaining 50% of the Participant's Accounts will be paid to the Participant's Beneficiary in the manner described in item (b) following. A Participant's Surviving Spouse may also be the Beneficiary if the Participant so elects. If, however, the Participant's Account has never exceeded $3,500, the Account shall be distributed in a single payment.

          (a) If payment is due the Participant's Surviving Spouse, such spouse may, unless the Participant has elected otherwise, elect to receive a single payment or any of the forms of annuity described in Section 6.2.2 (except form (b) Joint and Survivor - Ten Year Certain) subject to the following conditions:
                 (1) the annuity form must provide for payment to be made over the life of the Surviving Spouse (or over a period not exceeding the life expectancy of the Surviving Spouse), and

                 (2) the annuity must commence to the Surviving Spouse no later than the date on which the Participant would have attained age 70 1/2.

          (b) If payment is due a Beneficiary (other than the Surviving Spouse), such Beneficiary may, unless the Participant has directed otherwise, elect to receive a single payment or any of the forms of annuity described in section 6.2.2 (except form (b) Joint and Survivor - Ten Year Certain) subject to the following conditions:

                 (1) the annuity form must provide for payment to be made over the life of the Beneficiary (or over a period not exceeding the life expectancy of the Beneficiary), and

                 (2) the annuity must commence to the Beneficiary no later than one (1) year following the death of the Participant.

          Any payment to a Surviving Spouse or Beneficiary will be made within five (5) years of the Participant's death except as provided in (a) and (b) above.

          7.1.3 The "Election Period" means the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant terminates his Employment with the Employer before the first day of the Plan Year in which he attains age 35, the election period will begin on the date of his termination of Employment.

          The Administrator will provide each Participant, within the period beginning on the first day of the Plan Year in which he attains age 32 and ending with the close of the Plan Year in which he attains age 35, a written explanation of (a) the 50% preretirement life annuity payable to the Participant's spouse, (b) the Participant's right to make, and the effect of, an election to waive the annuity, (c) the rights of the Participant's spouse, and
(d) the right to
make, and the effect of, a revocation of a previous election to waive the annuity. If a Participant enters the Plan after the first day of the Plan Year in which he attained age 32, the Administrator will provide notice no later than the close of the second Plan Year after his entry into the Plan.

 7.2 BENEFICIARIES
     -------------

          A Participant shall designate one or more Beneficiaries to whom amounts due after the Participant's death shall be paid. In the event a Participant fails to make such a designation, or in the event that no designated Beneficiary survives the Participant, then such amount will be payable to the estate of the last to die of the Participant or his or her Beneficiary. The Administrator may, at its option, pay any amount which would otherwise be payable to the estate of the Participant to any one or jointly to any number of the following surviving relatives of the Participant who appear to the Administrator to be equitably entitled to payment because of expenses incurred in connection with the burial or last illness of the Participant: spouse, children, parents, brothers and sisters.

     If more than one Beneficiary of a Participant is concurrently entitled to receive annuity payments, or if the monthly annuity payment to any Beneficiary would be less than $50, or such other amount established from time to time by the Administrator, then, at the option of the Administrator, the value, as determined by the Administrator, of such annuity may be paid in a single sum, but not if such single sum would exceed $3,500.

 7.3 QUALIFIED ELECTION
     ------------------

          7.3.1 The designation by a married Participant of a Beneficiary other than the Participant's Surviving Spouse must be in writing and consented to by the Participant's spouse (as defined below), and the spouse's consent to the waiver must be witnessed by a notary public or the Administrator. Any subsequent change of Beneficiary shall also require such spousal consent. In addition, the distribution of a married Participant's Account prior to his or her Benefit Commencement Date or in a form other than a joint and survivor annuity must be consented to by the Participant's spouse in the same manner. Notwithstanding this consent requirement, if the Par Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, the election will be deemed effective. In addition, if the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. Also, if a Participant is legally separated or has been abandoned (within the meaning of the law of the Participant's residence) and the Participant has a court order to that effect, spousal consent is not required unless a qualified domestic relations order provides otherwise. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed effective election, the designated spouse. Additionally, a revocation of a prior waiver may be made by the Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

          7.3.2 A Participant's spouse shall be the spouse or Surviving Spouse of the Participant; provided that a former spouse will be treated as the spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in Code (S) 414(p).

                                  ARTICLE VII

                                  FIDUCIARIES
                                  ------------
8.1  NAMED FIDUCIARIES
     -----------------

          8.1.1 The Company as Administrator shall be a "named fiduciary" of the Plan, as that term is defined in ERISA (S) 402(a)(2), with authority to control and manage the operation and administration of the Plan, including the authority to manage and control Plan assets in the manner and to the extent set forth in the Plan. The Administrator shall also be the "administrator" and "plan administrator" with respect to the Plan, as those terms are defined in ERISA (S) 3(16)(A) and in Code (S) 414(g), respectively.

          8.1.2 The Trustee shall be a "named fiduciary" of the Plan, as that term is defined in ERISA (S) 402(a)(2), with authority to manage and control all Trust assets, except to the extent such authority is allocated under the Plan to the Administrator or is delegated to an Investment Manager, an insurance company, or the Plan Participants at the direction of the Administrator.

          8.1.3 The Administrator and the Trustee are the only named fiduciaries of the Plan.

8.2  EMPLOYMENT OF ADVISERS
     ----------------------

          A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice with regard to any responsibility of such named fiduciary or fiduciary under the Plan.

8.3  MULTIPLE FIDUCIARY CAPACITIES
     -----------------------------

          Any named fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

8.4  PAYMENT OF EXPENSES
     -------------------

          All Plan expenses, including expenses of the Administrator, the Trustee, any Investment Manager and any insurance company, shall be paid by the Trust Fund; provided, however, that an Employer may elect to pay any portion of such expenses as it shall determine.

          In addition, all or a portion of the recordkeeping costs or charges imposed or incurred (if any) in the maintenance of the Plan shall be charged on a per capita basis to the Account of each Participant. In addition, all charges imposed or incurred (if any) for an Investment Fund or a transfer between Investment Funds shall be charged to the Account of the Participant directing such investment.

8.5  INDEMNIFICATION
     ---------------

          To the extent not prohibited by state or Federal law, a Participating Employer, agrees to, and shall, indemnify and save harmless any named fiduciary or any other Employee, officer or director of an Employer, from all claims for liability, loss, or damage (including payment of expenses in connection with defense against any such claim) which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

                                   ARTICLE IX

                               PLAN ADMINISTRATION
                              --------------------

9.1 POWERS, DUTIES, ETC. OF THE ADMINISTRATOR
    -----------------------------------------

          9.1.1 The Administrator shall have the full discretion and power to construe the Plan and to determine all questions of fact or interpretation that may arise thereunder, and any such construction or determination shall be conclusively binding upon all persons interested in the Plan.

          9.1.2 The Administrator shall have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as it shall deem necessary and proper for the administration of the Plan.

          9.1.3 Subject to the terms of the Plan, the Administrator shall determine the time and manner in which all elections authorized by the Plan shall be made or revoked.

          9.1.4 The Administrator shall have all the rights, powers, duties and obligations granted or imposed upon it elsewhere in the Plan.

          9.1.5 The Administrator shall exercise all of its responsibilities in a uniform and nondiscriminatory manner.

9.2 INVESTMENT POWERS, DUTIES, ETC. OF THE ADMINISTRATOR
    ----------------------------------------------------

          9.2.1 The Administrator shall have the power to make and deal with any investment of the Trust, except assets, if any, subject to the direction and control of Plan Participants as described in Section 9.4.2, in any manner consistent with the Plan which it deems advisable.

          9.2.2 The Administrator shall establish and carry out a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA.

          9.2.3 The Administrator shall have the power to direct that assets of the Trust be held in a master trust consisting of assets of plans maintained by an Employer which are qualified under Code (S) 401(a).

          9.2.4 The Administrator shall have the power to select Annuity Contracts.

          9.2.5 The Administrator shall have all the rights, powers, duties and obligations granted or imposed upon it elsewhere in the Plan.

          9.2.6 The Administrator shall exercise all of its responsibilities in a uniform and nondiscriminatory manner.

9.3 INVESTMENT OF ACCOUNTS
    ----------------------

          9.3.1 The Administrator may establish such different Investment Funds as it shall from time to time determine for the investment of a Participant's Accounts, including Investment Funds pursuant to which Accounts can be invested in "qualifying employer securities" or "qualifying employer real property", as such terms are defined in Part 4 of Title I of ERISA. Each such Invest investment Fund shall have such investment objective or objectives as established by the Administrator. Except to the extent investment responsibility is expressly reserved in another person, the Administrator, in its sole discretion, shall determine what percentage of the Plan assets are to be invested in qualifying employer securities or qualifying employer real property. The percentage designated by the Administrator can exceed 10% of the Plan's assets, up to a maximum of 100% of the Plan's assets.

          9.3.2 The Administrator may establish different Investment Funds. The Administrator may, in its sole discretion, permit Participants to determine the portion of their Accounts that shall be invested in each Investment Fund. The frequency with which a

Participant may change his or her investment election concerning future Salary Reduction Contributions or his or her Account shall be governed by the applicable Benefit Schedule.

9.4 VALUATION OF ACCOUNTS
    ---------------------
          A Participant's Accounts shall be revalued at fair market value on each Valuation Date.

          On such date, the earnings and losses of the Trust shall be allocated to each Participant's Accounts in the ratio that such Account Balance bears to all Account Balances; provided, however, in the event that Investment Funds are established pursuant to Section 9.3 hereof, the earnings and losses of the particular Investment Funds shall be allocated in the ratio that the portion of the Account Balance of a Participant invested in a particular Investment Fund bears to the total amount invested in such fund. To the extent the rules of any Investment Fund require a different method of valuation, such rules shall be followed.

9.5 THE INSURANCE COMPANY
    ---------------------

          The Administrator may appoint one or more insurance companies as Funding Agents, and may purchase insurance contracts, Annuity Contracts or policies from one or more insurance companies with assets of the Plan. The Administrator shall not be liable for any act or omission of an insurance company with respect to any duties delegated to any insurance company.

9.6 THE INVESTMENT MANAGER
    ----------------------

          9.6.1 The Administrator may, by an instrument in writing, appoint one or more persons as an Investment Manager and may, subject to any restrictions upon investment imposed upon the Administrator in respect of investments by ERISA or by any Treasury Department Regulation relating to the qualified status of the Trust as tax exempt, delegate to an Investment

Manager from time to time the power to manage and control, or to direct the Administrator to manage and control, the investment of any Plan asset. Each person so appointed shall be (i) an in vestment adviser registered under the Investment Advisers Act of 1940; (ii) a bank as defined in that Act; or (iii) an insurance company qualified to manage, acquire or dispose of any asset of the Plan under the laws of more than one state.

          9.6.2 Each Investment Manager shall acknowledge in writing that it is a fiduciary with respect to the Plan. The Administrator shall enter into an agreement with each Investment Manager specifying the duties and compensation of such Investment Manager and the other terms and conditions under which such Investment Manager shall be retained. The Administrator shall not be liable for any act or omission of any Investment Manager, and shall not be liable for following the advice of any Investment Manager, with respect to any duties delegated to any Investment Manager.

          9.6.3 The Administrator shall have the power to determine the Trust assets to be invested pursuant to the direction of a designated Investment Manager and to set investment objectives and guidelines for the Investment Manager.

9.7 COMPENSATION
    ------------

          Each insurance company, Investment Manager, and Trustee shall be paid such reasonable compensation, in addition to their expenses, as shall from time to time be agreed upon by the Board of Directors, as the case may be, and each insurance company, Investment Manager, or Trustee; provided, however, that no such compensation shall be paid to any person who is an Employee.

9.8    DELEGATION OF RESPONSIBILITY
       ----------------------------

          The Administrator may designate persons, including persons other than named fiduciaries, to carry out the specified responsibilities of the Administrator and shall not be liable for any act or omission of a person so designated.

                                   ARTICLE X
                            APPOINTMENT OF TRUSTEE
                            ----------------------
10.1  TRUSTEE
      -------

          10.1.1 The Trustee shall be appointed by the Board of Directors and may be removed by the Board of Directors. The Trustee shall accept its appointment by executing the Trust Agreement.

          10.1.2 A Trustee shall be subject to direction by the Administrator or an Investment Manager or any other Funding Agent or shall have such discretion with respect to management and control of Plan assets as specified by the Administrator. Neither the Administrator or any other Plan fiduciary shall be liable for any act or omission of any Trustee with respect to any duties delegated to any Trustee.

          10.1.3 A Trustee who is also a Participant shall not vote or act upon any matter relating to himself or herself.

                                  ARTICLE XI
                         PLAN AMENDMENT OR TERMINATION
                         -----------------------------

11.1  PLAN AMENDMENT OR TERMINATION
      -----------------------------

          The Company may amend, modify or terminate this Plan at any time by resolution of its Board of Directors or by resolution of or other action recorded in the minutes of the Administrator or its administration subcommittee. The execution and delivery by the Chairman of the Board of Directors, the President, or any Vice President of the Company of an amendment to the Plan, shall be conclusive evidence of such amendment, modification or termination. No such amendment shall have any of the effects specified in Sections 11.2.1 - 11.2.3.

11.2  LIMITATIONS ON PLAN AMENDMENT
      -----------------------------

          No Plan amendment shall:

          11.2.1 authorize any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries;

          11.2.2 decrease the accrued benefits of any Participant or his or her Beneficiary under the Plan; or

          11.2.3 eliminate or reduce an early retirement benefit or retirement-type subsidy (as defined in Code (S) 411) or an optional form of benefit with respect to service prior to such amendment, except to the extent permitted by law.

11.3  RIGHT TO TERMINATE PLAN OR DISCONTINUE CONTRIBUTIONS
      ----------------------------------------------------

          The Participating Employers have the bona fide intention and
                                               ---- ----
expectation that from year to year it will be able to and will deem it advisable to continue this Plan in effect and to make contributions as herein provided. However, the Company reserves the right to terminate the Plan with respect to its Employees at any time in the manner set forth in Section 11.1. In addition, each Participating Employer reserves the right to completely discontinue its contributions to the Plan at anytime.

11.1  BANKRUPTCY
      ----------

          In the event the Company shall at any time be judicially declared bankrupt or insolvent without any provisions being made for the continuation of this Plan, the Plan shall, to the extent permissible under federal bankruptcy law, be completely terminated in accordance with Section 11.3.

                                  ARTICLE XII
                           MISCELLANEOUS PROVISIONS
                           ------------------------

12.1  EXCLUSIVE BENEFIT OF PARTICIPANTS
      ---------------------------------

          Notwithstanding anything in the Plan to the contrary, it shall be prohibited at any time for any part of the Trust Fund (other than such part as is required to pay expenses) to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, except that, upon the direction of the Administrator:

          12.1.1 any contribution made by a Participating Employer by a mistake of fact shall be returned within one (1) year after the payment of the contribution;

          12.1.2 any contribution made by a Participating Employer that was conditioned upon its deductibility shall be returned to the extent disallowed as a deduction under Code (S) 404 within one (1) year after the disallowance of the deduction; and

          12.1.3 any contribution that was initially conditioned upon the Plan's satisfying the requirements of Code (S) 401(a).

          With respect to Sections 12.1.1 and 12.1.2, the amounts recovered shall be reduced by the amount of any losses attributable thereto, but shall not be increased by the amount of any earnings attributable thereto.

12.2  PLAN NOT A CONTRACT OF EMPLOYMENT
      ---------------------------------

          The Plan is not a contract of Employment, and the terms of Employment of any Employee shall not be affected in any way by the Plan or related instruments except as specifically provided therein.

12.3  SOURCE OF BENEFITS
      ------------------

          Benefits under the Plan shall be paid or provided for solely from the Trust as applicable insurance or Annuity Contracts, and Participating Employers assume no liability therefor.

12.4  BENEFITS NOT ASSIGNABLE
      -----------------------

          12.4.1 Benefits provided under the Plan may not, to the extent permissible by law; be assigned or alienated either voluntarily or involuntarily, but nothing contained herein shall preclude a Participant's pledging his or her Salary Reduction Account as security for a loan under
Section 5.6. The preceding shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Code (S) 414(p), or any domestic relations order entered before January 1, 1985.

          12.4.2 Any other provision of the Plan to the contrary notwithstanding, the Funding Agent shall have all powers necessary with respect to the Plan for the proper operation of Code (S) 414(p) with respect to "qualified domestic relations orders" (or "domestic relations orders" treated as such) referred to in subsection 12.4.1.

12.5  CLAIMS PROCEDURE
      ----------------

          The Administrator shall establish a claims procedure.

12.6  INCOME TAX WITHHOLDING
      ----------------------

          The Administrator may direct that such amounts be withheld from any payment due under this Plan as required to conform with applicable income tax law.

12.7  BENEFITS PAYABLE TO MINORS, INCOMPETENTS AND OTHERS
      ---------------------------------------------------

          In the event any benefit is payable to a minor or an incompetent or to a person otherwise under a legal disability, or who, in the sole discretion of the Administrator, is by reason of advanced age, illness, or other physical or mental incapacity incapable of handling and disposing of his or her property, or otherwise is in such position or condition that the Administrator believes that he or she could not utilize the benefit for his or her support or welfare, the Administrator shall have discretion to apply the whole or any part of such benefit directly to the care, comfort, maintenance, support, education, or use of such person, or pay the whole or any part of such benefit to the parent of such person, the guardian, committee, conservator, or other legal representative, wherever appointed, of such person, the person with whom such person is residing, or to any other person having the care and control of such person. The receipt by any such person to whom any such payment on behalf of any Participant or Beneficiary is made shall be a sufficient discharge therefor.

12.8  MERGER OR TRANSFER OF ASSETS
      ----------------------------

          12.8.1 The merger or consolidation of a Participating Employer with any other person, or the transfer of the assets of a Participating Employer to any other person, or the merger of the Plan with any other plan shall not constitute a termination of the Plan.

          12.8.2 The Plan may not merge or consolidate with, or transfer any assets or liabilities to, any other plan, unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

12.9   PARTICIPATION IN THE PLAN BY AN AFFILIATE
       -----------------------------------------

          12.9.1 With the consent of the Board of Directors, any Affiliate, by appropriate action of its board of directors, a general partner or the sole proprietor, as the case may be, may adopt the Plan. Such Affiliate shall determine the classes of its Employees who are included in a bargaining unit covered by a collective bargaining agreement who shall be Eligible Employees and the amount of its contribution to the Plan on behalf of such Employees.

          12.9.2 With the consent of the Board of Directors, a Participating Employer, by appropriate action, may terminate its participation in the Plan.

          12.9.3 With the consent of the Board of Directors, a Participating Employer, by appropriate action, may withdraw from the Plan and the Trust. Such withdrawal shall be deemed an adoption by such Participating Employer of a plan and trust identical to the Plan and the Trust, except that all references to the Company shall be deemed to refer to such Participating Employer. At such time and in such manner as the Administrator directs, the assets of the Trust allocable to Employees of such Participating Employer shall be transferred to the trust deemed adopted by such Participating Employer.

          12.9.4 A Participating Employer shall have no power with respect to the Plan except as specifically provided herein.

12.10  CONTROLLING LAW
       ---------------

          The Plan is intended to qualify under Code (S) 401(a) and to comply with ERISA, and its terms shall be interpreted accordingly. If any Plan provision is subject to more than one construction, the ambiguity will be resolved in favor of that interpretation or construction which is consistent with that intent. Similarly, the event of any conflict between any provisions of the Plan or between any Plan provision and Beneficiary designation form or other form submitted to the Administrator, the Plan provisions necessary to retain qualified status under Code (S) 401(a) shall govern. Otherwise, to the extent not preempted by ERISA or as expressly provided herein, the laws of the State of Illinois shall control the interpretation and performance of the terms of the Plan (other than its conflict of laws provisions).

12.11  ACTION BY PARTICIPATING EMPLOYERS
       ---------------------------------

          Any action required by the Company or any other Participating Employer pursuant to any of the provisions of this Plan shall, if required by the Company, be evidenced in the manner set forth in Section 11.1, and, if required by a Participating Employer be evidenced by a resolution of its board of directors (or an authorized committee of such board) certified by its secretary or assistant secretary under its corporate seal, or by written instrument executed by any person or persons, authorized by its board of directors (or any authorized committee of such board) or stockholders to take such action. A copy of such written instrument shall be delivered to the secretary or assistant secretary of the of the Company or Participating Employer, as the case may be.

12.12  DIVIDENDS
       ---------

          Any dividends credited to a group Annuity Contract between the Employer and the Funding Agent will be used to provide additional benefits under the Plan.

                                  ARTICLE XII
                               DIRECT ROLLOVERS
                               ----------------

13.1  DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS
      --------------------------------------------------

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          IN WITNESS WHEREOF, FMC CORPORATION has caused this Plan to be adopted effective as of January 1, 1989, except as otherwise expressly provided for hereunder.

                                    FMC CORPORATION

                                    By: /s/ P. J. Head
                                       ------------------------------------

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 1
                        UDLP, ARMAMENT SYSTEMS DIVISION
                            MINNEAPOLIS, MINNESOTA
                            ----------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the UDLP, Armament Systems
          --------------------
Division, Minneapolis, Minnesota who are covered by the collective bargaining agreement between a Participating Employer and the United Auto Workers, Local 683.

     2.   Effective Date:  April 1, 1987.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: Eligible Employees under this Benefit Schedule will be eligible to participant in the Plan upon completing one Year of Service.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during a Plan Year.

          4.3 SECTION 5.3.2: Effective April 1, 1988, a Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the terms of Section 5.3.2.

          4.4 SECTION 5.4: Effective August 1, 1988, a Participant under this Benefit Schedule may elect to receive a loan pursuant to the terms of
          Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be a reasonable rate of interest. There is no minimum loan amount for loans under this Benefit Schedule.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions once during each calendar quarter.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 2
                         PHOSPHORUS CHEMICALS DIVISION
                             CARTERET, NEW JERSEY
                             --------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Phosphorus Chemicals Division,
          --------------------
Carteret, New Jersey who are covered by the collective bargaining agreement between a Participating Employer and the International Chemical Workers Union, Local 144.

     2.   Effective Date:  August 1, 1987.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election once each month.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions once during each month.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 3
                         PHOSPHORUS CHEMICALS DIVISION
                               POCATELLO, IDAHO
                               ----------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Phosphorus Chemicals Division,
          --------------------
Pocatelo, Idaho who are covered by the collective bargaining agreement between a Participating Employer and the International Association of Machinists, Local 1933.

     2.   Effective Date:  May 1, 1988.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon completing one Year of Service.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during a Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution under Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the current interest rate on the Guaranteed Interest Account plus 2%. The minimum loan amount for loans under this Benefit
          Schedule is $2,500.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions once during a calendar quarter.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 4
                           ALKALI CHEMICAL DIVISION
                             GREEN RIVER, WYOMING
                             --------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Alkali Chemical Division,
          --------------------
Green River, Wyoming who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 33-13214.

     2.   Effective Date:  August 1, 1988.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon his or her employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during a Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the current Prime Interest Rate plus 1%. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions quarterly.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 5
                         PHOSPHORUS CHEMICALS DIVISION
                             NITRO, WEST VIRGINIA
                             --------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Phosphorus Chemical Division,
          --------------------
Nitro, West Virginia who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 23-12757.

     2.   Effective Date:  September 1, 1988.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon his or her employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election once during a Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.1  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions once during a calendar quarter.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 6
                         PHOSPHORUS CHEMICAL DIVISION
                              NEWARK, CALIFORNIA
                              ------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Phosphorus Chemical Division,
          --------------------
Newark, California who are covered by the collective bargaining agreement between a Participating Employer and the International Chemical Workers Union, Local 62.

     2.   Effective Date:  August 1, 1988.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon completion of 90 days of employment, provided the Eligible Employee has also completed his or her probationary period.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as of any April 1st.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 7
                            PHARMACEUTICAL DIVISION
                               NEWARK, DELAWARE
                               ----------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Pharmaceutical Division,
          --------------------
Newark, Delaware who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 7-13028.

     2.   Effective Date:  August 1, 1989
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 Section 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the current Prime Interest Rate plus 1%. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as frequently as he or she desires.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                      A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 8
                         PEROXYGEN CHEMICALS DIVISION
                               BUFFALO, NEW YORK
                               -----------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Peroxygen Chemicals Division,
          --------------------
Buffalo, New York who are covered by the collective bargaining agreement between a Participating Employer and the International Chemical Workers Union, Local 76.

     2.   Effective Date:  February 1, 1989
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 Section 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the Prime Interest Rate plus 1%. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,

                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as frequently as he or she desires.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Tranfers must in increments of 25% of Account Value; and . Only once each year, on April 1.

               To FMC Common Stock:
               --

               . Only once each year, on April 1; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 9
                   PEROXYGEN CHEMICALS DIVISION STEAM PLANT,
                        SOUTH CHARLESTON, WEST VIRGINIA
                        -------------------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Peroxygen Chemicals Division,
          --------------------
Steam Plant, South Charleston, West Virginia who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 23-12625.

     2.   Effective Date:  July 1, 1989.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the current interest rate on the Guaranteed Interest Account plus 2%. The minimum loan amount for loans under this Benefit
          Schedule is $2,500.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as of each April 1st.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, only upon attaining 55 years of age. In addition, transfers between any fund are permitted only once each calendar year, as of April 1. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Tranfers must in increments of 25% of Account Value.

               To FMC Common Stock:
               --

               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 10
                        AGRICULTURAL CHEMICAL DIVISION
                             MIDDLEPORT, NEW YORK
                             --------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the  Agricultural Chemical
          --------------------
Division, Middleport, New York who are covered by the collective bargaining agreement between a Participating Employer and the International Association of Machinists, Local 1180.

     2.   Effective Date:  August 1, 1989.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon the completion of 90 days of employment, provided the Eligible Employee has completed his or her probationary period.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election four times during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may not elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the current interest rate on the Guaranteed Interest Account plus 2%. The minimum loan amount for loans under this Benefit
          Schedule is $2,500.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,

                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions four times during any Plan Year.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, four times during any Plan Year. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Tranfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . Only once each year, on December 31; and . Maximum 20% of Account Balance in any calendar year.

              FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 11
                           PACKAGING SYSTEMS DIVISION
                              GREEN BAY, WISCONSIN
                              --------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Packaging Systems Division,
          --------------------
Green Bay, Wisconsin who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 32-6050.

     2.   Effective Date:  October 1, 1989.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2; provided, however, that such a distribution will be available only for an immediate and heavy financial need as defined in
          Section 5.3.2(a)(ii) or (iv).

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions each March.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, only upon attaining 56 years of age. In addition, transfers between any fund can only take place during the month of March. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Tranfers must in increments of 25% of Account Value.

               To FMC Common Stock:
               --

               . Maximum 20% of Account Balance in any calendar year.

              FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 12
                        AGRICULTURAL CHEMICALS DIVISION
                                LAWRENCE, KANSAS
                                ----------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Agricultural Chemicals
          --------------------
Division, Lawrence, Kansas who are covered by the collective bargaining agreement between a Participating Employer and the International Chemical Workers Union, Local 605.

     2.   Effective Date:  January 1, 1990.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon the completion of 60 days of employment, provided the Eligible Employee has completed his or her probationary period.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election as of the start of any payroll period.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the current interest rate on the Guaranteed Interest Account plus 2%. The minimum loan amount for loans under this Benefit
          Schedule is $2,500.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                                     -23-

                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as frequently as he or she desires.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

              FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 13
                          AGRICULTURAL CHEMICAL GROUP
                              BALTIMORE, MARYLAND
                              -------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Agricultural Chemical Group,
          --------------------
Baltimore, Maryland who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 8-12517.

     2.   Effective Date:  January 1, 1990.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon the completion of 45 days of employment, provided the Eligible Employee has completed his or her probationary period.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during any Plan Year.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $2,500.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions twice during any Plan Year.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, twice during any Plan Year. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

              FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 14
                                SKULL POINT MINE
                               KEMMERER, WYOMING
                               -----------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Skull Point Mine, Kemmerer,
          --------------------
Wyoming who are covered by the collective bargaining agreement between a Participating Employer and the United Mine Workers, Locals 1316 and 2386.

     2.   Effective Date:  August 1, 1990.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election once in any six month period.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $2,500.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as frequently as he or she desires.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

              FMC Corporation 401(k) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 15
                                 JETWAY SYSTEMS
                                  OGDEN, UTAH
                                  -----------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered:  Employees at the Jetway Systems, Ogden, Utah
          --------------------
who are covered by the collective bargaining agreement between a Participating Employer and the United Steel Workers, Local 6162.

     2.   Effective Date:  January 1, 1995.
          --------------

     3.   Eligible Employees:  As of the Effective Date, the Employees described
          ------------------
in paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan except as provided in paragraph 4.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: An Eligible Employee under this Benefit Schedule will be eligible to participant in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election quarterly.

          4.3 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the provisions of
          Section 5.3.2.

          4.4 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the provisions of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be commensurate with prevailing market rates. The minimum loan amount for loans under this Benefit Schedule is $1,000.

          4.5  SECTION 9.3.2:

               4.5.1  Establishment of Investment Funds:  The Administrator has
                      ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds, selected from the Prudential Institutional Fund:

                    (a)  Money Market Fund,
                    (b)  Income Fund,
                    (c)  Balanced Fund,
                    (d)  Active Balanced Fund,
                    (e)  Stock Index Fund,
                    (f)  Growth Stock Fund, and
                    (g)  International Stock Fund.

               In addition, Participants may invest in the FMC Common Stock Fund, up to a maximum of 25% of their elected Salary Reduction Contributions.

               4.5.2  Investment Election Changes:  A Participant under this
                      ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary Reduction Contributions as frequently as he or she desires.

               4.5.3  Transfer Between Funds:  A Participant under this Benefit
                      ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds, except for the FMC Common Stock Fund, as frequently as he or she desires. With respect to the FMC Common Stock Fund, the transfer restrictions are as follows:

               From FMC Common Stock:
               ----

               . Must be at least age 55;
               . Transfers must be in increments of 25% of Account Value; and . Only once each year, on December 31.

               To FMC Common Stock:
               --

               . At any time; and
               . Maximum 20% of Account Balance in any calendar year.

             FMC Corporation 401(K) Plan for Employees Covered By
                       A Collective Bargaining Agreement

                            BENEFIT SCHEDULE No. 16
                        UDLP, ARMAMENT SYSTEMS DIVISION
                              LOUISVILLE, KENTUCKY
                              --------------------

Pursuant to Article I, this Benefit Schedule is made a part of the Plan and supersedes any provisions thereof which are not consistent with this Benefit Schedule.

     1.   Participants Covered: Employees at the UDLP, Armament Systems
          --------------------
Division, Louisville, Kentucky who are covered by the collective bargaining agreement with a Participating Employer that provides for coverage by this Plan.

     2.   Effective Date: September 1, 1996.
          --------------

     3.   Eligible Employees: As of the Effective Date, the Employees described
          ------------------
in Paragraph 1 will be Eligible Employees and will participate in the Plan subject to the terms and conditions stated in the Plan.

     4.   Special Provisions:
          ------------------

          4.1 SECTION 2.1.2: Eligible Employees under this Benefit Schedule will be eligible to participate in the Plan upon employment as an Eligible Employee.

          4.2 SECTION 3.1.2: The amount elected by a Participant pursuant to a Salary Reduction election cannot be less than 2% or greater than 20% (in 1% increments) of the Participant's Compensation.

          4.3 SECTION 3.1.3: A Participant under this Benefit Schedule may change his or her Participant 401(k) Election twice during a Plan Year.

          4.4 SECTION 5.3.2: A Participant under this Benefit Schedule may elect to receive a Hardship Distribution pursuant to the terms of Section 5.3.2.

          4.5 SECTION 5.4: A Participant under this Benefit Schedule may elect to receive a loan pursuant to the terms of Section 5.4. The interest rate for a loan to a Participant covered by this Benefit Schedule shall be the Fixed Income Fund rate or other reasonable rate of interest. The minimum loan amount for loans under this Benefit
          Schedule is $1,000.

          4.5  SECTION 9.3.2.:

               4.5.1 Establishment of Investment Funds: The Administrator has
                     ---------------------------------
               established the following different Investment Funds for Participants to determine the portion of their Accounts that shall be invested from the following Investment Funds (in 25% increments):

                    (a)  Equity Fund
                    (b)  Fixed Income Fund, and
                    (c)  FMC Stock Fund

               In addition, Participants may invest in the Harsco Common Stock Fund until their investment in that fund (excluding Harsco stock transferred into this Plan from a prior plan) exceeds 10% of their total Account Balances.

               4.5.2 Investment Election Changes: A Participant under this
                     ---------------------------
               Benefit Schedule may elect to change the investment of his or her Participant Salary reduction Contributions as of any April 1st.

               4.5.3 Transfer Between Funds: A Participant under this Benefit
                     ----------------------
               Schedule may transfer his or her Account Balance between Investment Funds only upon attaining 55 years of age. In addition, transfers between any funds are permitted only once each calendar year, as of April 1, in multiples of 20%.

     5.   After-Tax Contributions: A Participant who has no currently effective
          -----------------------
          election of Salary Reduction Contributions or who has a currently effective election of less than 20% of his Compensation may elect to make after-tax "Special Contributions," at a rate, in whole percentages of his Compensation, of up to a percentage that when aggregated with the rate of his Salary Reduction Contributions will equal 20% of his Compensation. A Participant may discontinue or withdraw all or part of his Special Contributions at any time, but his right to make future Special Contributions will be suspended for six
          (6) months. A Participant may also change the rate of Special Contributions at any time, but not more than twice during a Plan Year, unless the Employer consents. A Participant's Special Contributions shall be invested in the same manner as any current Salary Reduction Contributions. If the Participant is not making any Salary Reduction Contributions, he may elect to invest his Special Contributions in any manner that he could have elected to invest Salary Reduction Contributions.